Investor Presentation First Quarter 2015 Exhibit 99.1

Forward Looking Statements
1
The information contained in this presentation includes forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations and involve risks and uncertainties that may cause the Company's actual results to differ materially from any future results expressed or implied by such forward-looking statements.
Factors that may cause such a difference include, but are not limited to (i) the rate of growth in the economy and employment levels, as well as general business and economic conditions; (ii) changes in interest rates, as well as the magnitude of such changes; (iii) the fiscal and monetary policies of the federal government and its agencies; (iv) changes in federal bank regulatory and supervisory policies, including required levels of capital and the impact of proposed capital standards on our capital ratios; (v) the impact of the Dodd-Frank Wall
Street Reform and Consumer Protection Act on our businesses, business practices and cost of operations;
(vi) regulatory approvals that may be necessary to undertake certain actions or consummate strategic transactions such as acquisitions and dispositions; (vii) the relative strength or weakness of the consumer and commercial credit sectors and of the real estate markets in Puerto Rico and the other markets in which borrowers are located; (viii) the performance of the stock and bond markets; (ix) competition in the financial services industry; (x) additional Federal Deposit Insurance Corporation assessments; (xi) possible legislative, tax or regulatory changes; and (xii) risks related to the Doral Transaction, including (a) our ability to maintain customer relationships, including managing any potential customer confusion caused by the alliance structure,
(b) risks associated with the limited amount of diligence able to be conducted by a buyer in an FDIC transaction and (c) difficulties in converting or integrating the Doral branches or difficulties in providing transition support to alliance co-bidders. Other than to the extent required by applicable law,  the Company undertakes no obligation to publicly update or revise any forward-looking statement. Please refer to our Annual Report on
Form 10-K for the year ended December 31, 2014 and other SEC reports for a discussion of those factors that could impact our future results. The financial information included in this presentation for the quarter ended
March 31, 2015 is based on preliminary unaudited data and is subject to change.

See appendix for reconciliation to GAAP.
² Excludes net write-downs related to BPNA‘s legacy and classified asset sales.
Q1 2015 Highlights
• NPLs increased by $35 million QoQ; ratio at 3.2%
• NPL inflows, excluding consumer loans, down by $65 million QoQ
• NCOs ratio of 0.72%² compared to 1.04%² last quarter
Credit
(excluding
covered loans)
•
Reported adjusted net income of $90 million¹
• Strong margins: Popular, Inc. 4.57%, BPPR 5.00%
Earnings
• Robust capital; Common Equity Tier 1 Capital ratio of 15.8%
Capital
Doral Bank
Transaction
• Popular acquired approximately $2.3 billion in assets and assumed $2.2 billion in deposits from the FDIC, as receiver for Doral Bank
• Popular’s bid to purchase approximately $5 billion of GSE mortgage servicing rights (“MSRs”) was accepted by the FDIC. Closed acquisition of $2.7 billion in
GNMA MSRs.  Still in negotiations for the acquisition of other GSE MSRs

Doral Bank Transaction
•
Efficient deployment of capital with meaningful earnings accretion; in-market expansion provides significant cost savings opportunities
•
Strengthens PR franchise and grows strategically important New York business through the addition of an attractive commercial platform
Overview
•
$2.3 billion in assets acquired
$827 million of Puerto Rico loans acquired by BPPR and $891 million of U.S.
mainland loans acquired by PCB
$607 million in investment securities, cash, and other assets acquired
Assets
Acquired
•
$2.2 billion of deposits assumed
$1.0 billion deposits assumed by BPPR (8 branches and internet deposits)
$1.2 billion of NY branch deposits (3 branches) assumed by PCB
Deposits
Assumed
•
Transaction related costs incurred in Q1 2015 were $9 million; approximately $15 million is estimated to be incurred during the 2
nd
and 3
rd
quarters
•
Recognized goodwill of $43 million¹ and core deposit intangible of $24 million¹
Transaction
Update
3
1
Figures may be adjusted upon completion of fair market value analysis.
•
No brokered CDs assumed

Financial Summary (non-GAAP)¹
¹ Unaudited. See Appendix for reconciliation to GAAP.

($ in thousands)
Q1 15 Q4 14 Variance
Net interest income 343,195 $    345,452 $    (2,257) $
FDIC loss share income (expense) 4,139           (18,693)        22,832
Other non-interest income 109,975       120,373       (10,398)
Gross revenues 457,309       447,132       10,177
Provision for loan losses – non-covered loans 29,711         50,759         (21,048)
Provision for loan losses – covered loans 10,324         (3,646)          13,970
Total provision for loan losses 40,035         47,113         (7,078)
Net revenues 417,274       400,019       17,255
Personnel costs 114,026       107,762       6,264
Professional fees 68,531         80,383         (11,852)
OREO expenses 23,069         20,016         3,053
Other operating expenses 85,891         102,583       (16,692)
Total operating expenses 291,517       310,744       (19,227)
Income from continuing operations before income tax 125,757       89,275         36,482
Income tax  expense 35,464         12,472         22,992
Net income 90,293 $      76,803 $      13,490 $

$798
$713
$636
$542
$319
$204
$149
$28
$9
$79
$55
$-
$100
$200
$300
$400
$500
$600
$700
$800
$900
FDIC LSA
Q1 14
FDIC LSA
Q2 14
FDIC LSA
Q3 14
FDIC LSA
Q4 14
FDIC LSA
Q1 15
Payment received
Apr 15 (Q4 NCOs)
Remaining
Indemnity Asset
amortization
Estimated NCOs
billed on Apr 15
for Q1 15
Commercial FDIC
LSA Rollforward
Q1 15
FDIC LSA
reimbursement
under dispute
Remaining losses
to be realized and
collected
$410
$91
Single family FDIC LSA
Commercial FDIC LSA Commercial FDIC LSA components
FDIC Loss Share Asset
Composition of FDIC Loss Share Asset
($ in millions)
•
Commercial Loss Share Agreement expires in Q2
2015 and provides for loss share of net charge-offs
through the end of the quarter. Single family Loss
Share Agreement expires in Q2 2020.
•
Losses can be realized through lower appraised
values of collateral, discounted payoffs, and assets
sales.

Capital
• Popular’s capital metrics continued to be strong even with the implementation of Basel III and the impact of the Doral Bank transaction
6
15.9
18.1
19.4
11.9
15.8
16.2
18.8
11.8
Common Equity Tier 1
Capital
Tier 1 Risk-Based Capital Total Risk-Based Capital Tier 1 Leverage
Q4 2014 Q1 2015
Note: Capital ratios for the current quarter are preliminary

Non-Performing Assets
Non-Performing Loans (excluding covered loans)
($ in millions)
•
NPLs, excluding covered loans, increased by $35 million QoQ, of which $28 million were related to Doral failure and asset acquisition
•
NPLs to loans at 3.2%. Excluding  the Doral asset acquisition impact, ratio stable at 3.3%
Non-Performing Assets (including covered assets)
($ in millions)
•
NPAs, including covered loans,  relatively flat QoQ
Differences due to rounding.
BPPR NPLs at $638 million, or 3.8% of loans, increased by $27 million
-
Mortgage NPLs up $25 million; includes $17 million of loans with a previous repurchase obligation from Doral
US operations NPLs at $27 million, or 0.6% of loans, up by $8 million
-
Commercial NPLs up $7 million, primarily due to Doral Bank
acquired loans
7
$770
$858
$1,008
$771
$781
$923
$1,028
$1,203
$1,404
$1,978
$2,116
$2,276
$2,313
$2,330
$2,344
$1,572
$1,614
$1,625
$1,732
$1,738
$1,682
$1,563
$1,550
$1,425
$1,051
$614
$618
$598
$635 $640
$622 $630
$665
2.4%
2.7%
3.1%
2.8%
2.9%
3.5%
3.9%
4.7%
5.6%
8.0%
8.7%
9.6%
10.0%
10.4%
10.6%
7.6%
7.9%
7.9%
8.4%
8.4%
8.2%
7.6%
7.5%
6.8%
4.9%
2.9% 2.9%
2.8%
2.9%
3.3%
3.2%
3.3%
3.2%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15
Mortgage Commercial & Construction Other NPL/Loans (HIP)
OREOs down by $24 million, primarily from the sale of covered commercial properties
NPL HFS down $10 million due to the completion of portfolio sales in the US operations

NPL Inflows
Total NPL Inflows
($ in millions)
Highlights
•
Total NPL inflows decreased by $65 million QoQ
Excludes consumer loans
Metrics exclude covered loans. Differences due to rounding.
8
48
45
42
26
22 22 22
10
19
11
7
2
9
93
65
100
43 48
59
42
32
94
31
23
113
28
Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15
US Inflows PR Inflows
55
51 52
34
26 29 27
16
23
16
9 10
15
279
231
257
210
158
158
136
126
183
136
119
205
135
Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15
US Inflows PR Inflows
Mortgage NPL Inflows
($ in millions)
Commercial, Construction, and Legacy NPL Inflows
($ in millions)
PR commercial inflows, including construction, were
down $10 million excluding the impact of a $75 million
public sector borrower in the prior quarter
PR mortgage NPL inflows increased by $15 million
US  total NPL inflows up by $6 million attributed to
commercial loans acquired from Doral
-
Includes $17 million related to loans with a previous
repurchase obligation from Doral and $2 million of
acquired mortgage loans
-
Excluding this impact, inflows decreased by $4
million
6
6
10 8
5 7
5
6
4
5
3
8
6
187
166
157
167
110
99
94 94
89
105
95
92
90

Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15
US Inflows PR Inflows Doral Inflows

108
98
96
101
81
79
58
35
43
46
40
50
36
163
200
32
3
2.13%
0.72%
Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15
NCO Bulk Sale Write-downs NCO% Bulk Sale NCO%
ALLL (in millions) ALLL-to-NCO and ALLL-to-NPL Ratios
NCO
(in millions)
and NCO-to-Loan Ratio
Provision
(in millions)
and Provision-to-NCO Ratio
Additional Credit Metrics
Highlights
•
NCOs down $14 million QoQ, reflecting lower commercial net
charge-offs
•
Provision decreased by $22 million QoQ, reflecting lower
commercial NCO activity in the quarter
•
ALLL at $516 million, decreasing by $4 million QoQ; ALLL to
loans at 2.46% vs. 2.68% in Q4 2014
Excluding the Doral portfolio, ALLL to loans at 2.66%
•
ALLL to NPL coverage ratio at 78% in Q1 2015 vs. 82% in Q4
2014
Excluding the impact of Doral related NPLs, ALLL to
NPLs ratio relatively flat at 81%
Metrics exclude covered loans. Differences due to rounding.
9
665
649
636
622
584
529
526
538
543
526
522
520
516
154%
360%
40%
78%
Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15
ALLL ALLL/NCO ALLL/NPL
83
82
84
86
58
55 55
48
47
50
56
50
30
149
169
12
2
76%
83%
Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15
PLLL Bulk Sale PLLL PLLL/NCO Bulk Sale PLLL/NCO
NCO ratio of 0.72% vs. 1.04% in Q4 2014
Provision to NCO of 83%

PR Public Sector Exposure
Our current direct exposure to the PR government, instrumentalities, and municipalities is $995 million, of which approximately $813 million is outstanding, relatively flat from Q4 2014.
¹ Includes GDB, COFINA, and CRIM.
Loans to the Government of Puerto Rico and
Public Corporations are obligations that have a
pledge of a specific source of income or
revenues identified for their repayment.
PR Central Government & Public Corporations
Municipalities
Loans to various municipalities are backed by
unlimited taxing power or real and personal
property  taxes collected within such
municipalities.
Indirect Exposure
Indirect exposure includes loans or instruments
that are payable by non-governmental entities
and have a government guarantee to cover any
shortfall in collateral in the event of borrower
default. Majority are single-family mortgage
related.
10
Outstanding PR government exposure
($ in millions)
Loans Securities Total
Central Government ¹ 120 $              55 $                175 $
Public Corporations
PRASA 85 1 86
PREPA 75 - 75
PRHTA - - -
OTHER - - -
Total Central Govt & Public Corp. 280 56 336
as % of Tier 1 Capital 8.6%
Municipalities 418 59 477
Direct Government Exposure 698 $              115 $              813 $
Indirect Exposure 327 $              49 $                376 $

Driving Shareholder Value
Capital
• Robust capital with Common Equity Tier 1 Capital of 15.8%
• TARP repayment and BPNA transactions move us toward a more active capital management process
Earnings
• Unique franchise in PR provides strong, stable revenue-generating capacity
• Continued stability in Popular’s credit metrics
Additional Value
• EVTC ownership and Banco BHD León stake
11
Recent
Accomplishments
• TARP repayment
• Credit MOUs lifted
• US restructuring
• Doral Bank transaction

Investor Presentation First Quarter 2015 APPENDIX

Who We Are – Popular, Inc.
Franchise
Information as of  March 31, 2015
¹ Includes the recently acquired Doral branches (8 branches in BPPR and 3 in PCB)
² Doing business as Popular Community Bank
Summary Corporate Structure
Assets = $35.6 billion
Assets = $28.8 billion Assets = $6.7 billion
Puerto Rico Operations
United States Operations
Assets = $0.1 billion
Selected equity investments
EVERTEC and  Banco BHD León under Corporate segment and joint ventures under BPPR segment
•
Transaction processing,
business processes
outsourcing
•
15.05% stake
•
Adjusted EBITDA  of  $182.8
million for the year ended
December 31, 2014
•
Dominican Republic
bank
•
15.82% stake
•
2014 approximate
net income of $123
million
PRLP 2011 Holdings, LLC
•
Construction and
commercial loans
vehicle
•
24.9% stake
PR Asset Portfolio 2013-1
International, LLC
•
Construction,
commercial loans and
OREOs vehicle
•
24.9% stake
Corporate Structure – Popular, Inc.
Industry Financial services
Headquarters San Juan, Puerto Rico
Assets $36 billion (among top 50
BHCs in the U.S.)
Loans $24 billion
Deposits $27 billion
Banking branches¹ 234 in Puerto Rico, New
York, New Jersey, Florida
and U.S. and British Virgin
Islands
NASDAQ ticker symbol BPOP
Market Cap $3.6 billion
13
Banco Popular
de Puerto Rico
Popular
Securities LLC
Popular’s
Insurance
Subsidaries
Popular North
America, Inc.
Holding
Companies
(Including
Equity
Investments)
Banco Popular
North America²
Popular Auto,
LLC

Market Leadership in Puerto Rico
Source: Puerto Rico Office of the Commissioner of Financial Institutions, COSSEC,  and 10K Reports.*Information included pertains to PR Commercial Banks and Credit Unions.
¹ Mortgage loan production and credit card data for certain competitors is not publicly available; figures presented for competitors were estimated.
Popular’s Puerto Rico Market Share by Category
Popular’s Puerto Rico Market Share Trend
14
38%
37%
35%
42%
40%
39%
39%
41%
24%
23%
22%
33%
34%
35%
36%
38%
2007 2008 2009 2010 2011 2012 2013 2014
Total Deposits (net of brokered) Total Loans

GAAP Reconciliation Q1 2015
* Unaudited.
¹ Covered loans represent loans acquired in the Westernbank FDIC-assisted transaction that are covered under FDIC loss sharing agreements.
15
($ in thousands)
Actual
Results                    BPNA
(US GAAP) Reorganization
Doral
Acquisition
Adjusted
Results
(Non-GAAP)
Net interest income $  343,195 $                       - $                - $     343,195
29,711 - - 29,711
10,324 - - 10,324
Net interest income after provision for loan losses 303,160 - - 303,160
Net loss on sale of loans, including valuation adjustments on loans held-for-sale (79) - - (79)
FDIC loss share income 4,139 - - 4,139
Other non-interest income 111,175 - 1,121 110,054
Personnel costs 116,458 - 2,432 114,026
Net occupancy expenses 21,709 - 643 21,066
Professional fees 75,528 - 6,997 68,531
Restructuring costs 10,753 10,753 - -
Other operating expenses 87,894 - - 87,894
Income (loss) from continuing operations before income tax 106,053 (10,753) (8,951) 125,757
Income tax expense 32,568 - (2,896) 35,464
Income (loss) from continuing operations
$    73,485 $             (10,753) $         (6,055) $       90,293
Income from discontinued operations, net of tax $      1,341 $                  1,341 $                - $               -
Net income (loss)
$    74,826 $               (9,412) $         (6,055) $       90,293
Basic and Diluted EPS 0.72 $
Net interest margin 4.57%
Tangible common book value per common share 36.33 $
Market value per common share 34.39 $
Q1 2015 *
Provision for loan losses – non-covered loans
Provision for loan losses – covered loans ¹

Provision for loan losses – non-covered loans
GAAP Reconciliation Q4 2014
* Unaudited.
¹ Covered loans represent loans acquired in the Westernbank FDIC-assisted transaction that are covered under FDIC loss sharing agreements.
² Excludes the impact of $18.6 million pertaining to US repos refinancing. US GAAP net interest margin was 4.45%.
16
($ in thousands)
Actual
Results                    BPNA
(US GAAP) Reorganization
Other
Adjustments
Adjusted
Results
(Non-GAAP)
Net interest income (expense)  $  326,861 $             (18,591) $                - $     345,452
51,637 878 - 50,759
(3,646) - - (3,646)
Net interest income (expense) after provision for loan losses 278,870 (19,469) - 298,339
Net gain on sale of loans, including valuation adjustments on loans held-for-sale 10,946 1,684 - 9,262
FDIC loss share expense (18,693) - - (18,693)
Other non-interest income 111,111 - - 111,111
Personnel costs 110,736 - 2,974 107,762
Net occupancy expenses 23,877 - 1,895 21,982
Professional fees 80,383 - - 80,383
Loss on early extinguishment of debt 532 532 - -
Restructuring costs 13,861 13,861 - -
Other operating expenses 100,617 - - 100,617
Income (loss) from continuing operations before income tax 52,228 (32,178) (4,869) 89,275
Income tax expense 12,472 - - 12,472
Income (loss) from continuing operations
$    39,756 $             (32,178) $         (4,869) $       76,803
Income from discontinued operations, net of tax $      9,086 $                  9,086 $                - $               -
Net income (loss)
$    48,842 $             (23,092) $         (4,869) $       76,803
Basic EPS 0.47 $
Diluted EPS 0.46 $
Net interest margin 4.70% ²
Tangible common book value per common share 35.89 $
Market value per common share 34.05 $
Q4 2014 *
Reversal of provision for loan losses – covered loans ¹

Business Segments (GAAP)*
* Unaudited
¹ Non-fully taxable equivalent
17
($ in millions)
Financial Results Q1 15 Q4 14 Variance Q1 15 Q4 14 Variance
Net interest income 307 $          311 $          (4) $         52 $          31 $           21 $
Non-interest income 103 79 24 6 18 (12)
Gross revenues 410 390 20 58 49 9
Provision for loan losses – non-covered loans 32 53 (21) (2) (1) (1)
Provision for loan losses – covered loans 10 (4) 14 - - -
Total provision for loan losses 42 49 (7) (2) (1) (1)
Operating expenses 240 240 - 55 64 (9)
Income tax  expense 37 25 12 1 1 -
Income (loss) from continuing operations 91 $            76 $            15 $         4 $            (15) $         19 $
Income from discontinued operations, net of tax - $               - $               - $       1 $            9 $             (8) $
Net income (loss) 91 $            76 $            15 $         5 $            (6) $           11 $
($ in millions)
Balance Sheet Highlights Q1 15 Q4 14 Variance Q1 15 Q4 14 Variance
Total assets 28,804 $     27,384 $     1,420 $    6,718 $     5,503 $      1,215 $
Total loans 19,211 18,564 647 4,417 3,488 929
Total deposits 22,504 21,426 1,078 4,854 3,459 1,395
($ in millions)
Asset Quality(including covered assets)
Q1 15 Q4 14 Variance Q1 15 Q4 14 Variance
Non-performing loans held-in-portfolio 658 $          629 $          29 $         27 $          19 $           8 $
Non-performing assets 895 879 16 39 54 (15)
Allowance for loan losses 557 571 (14) 32 31 1
Net interest margin ¹ 5.00% 5.15% -0.15% 3.82% 2.40% 1.42%
PR US

Consolidated Credit Summary (Excluding Covered Loans)
1
Excluding provision for loan losses and net write-downs related to the classified and legacy assets sale
Note: Numbers may not add to total due to rounding.
18
$ in millions
Q1 15 Q2 14 Q1 14
Loans Held in Portfolio (HIP) $21,013 $19,404 $19,359 $19,635 $21,612
Performing HFS 152 87 158 93 94
NPL HFS 8 19 20 4 1
Total Non Covered Loans 21,174 $   19,511 $  19,537 $  19,732 $   21,707 $
Non-performing loans (NPLs) $665 $631 $622 $640 $635
Commercial $274 $260 $252 $278 $307
Construction $13 $14 $19 $22 $22
Legacy $2 $2 $6 $8 $12
Mortgage $329 $305 $295 $286 $252
Consumer $44 $47 $47 $43 $39
Leases $3 $3 $3 $3 $3
NPLs HIP to loans HIP 3.16% 3.25% 3.21% 3.26% 2.94%
Net charge-offs (NCOs) $36 $50 $40 $46 $43
Commercial $4 $13 $0 $10 $11
Construction ($3) ($0) ($1) ($1) ($2)
Legacy ($2) ($4) $0 ($1) ($5)
Mortgage $11 $12 $13 $10 $9
Consumer $25 $28 $27 $26 $28
Leases $1 $1 $1 $1 $1
Write-downs ($3) $3 $32 $20 $0
NCOs to average loans HIP 0.72% 1.04%
¹
0.83%
¹
0.94% 0.80%
Provision for loan losses (PLL) $30 $50
¹
$56
¹
$50 $47
PLL to average loans HIP 0.57% 1.02% ¹ 1.16% ¹ 1.02% 0.88%
PLL to NCOs 0.83x 0.99x
¹
1.39x
¹
1.08x 1.10x
Allowance for loan losses (ALL) $516 $520 $522 $526 $543
ALL to loans HIP 2.46% 2.68% 2.69% 2.68% 2.51%
ALL to NPLs HIP 77.63% 82.30% 83.88% 82.26% 85.40%
Q4 14 Q3 14
¹
¹
¹
¹

De-risked Loan Portfolios
•
The Corporation has de-risked its loan portfolios
by reducing its exposure in asset classes with
historically high loss content
•
In the BPPR commercial portfolio reductions
include:
Commercial portfolio, including
construction, has decreased from 55% of
total loans held-in-portfolio to 41%
Construction portfolio is down by 92% since
Q4 2007
SME lending is down by 56% from Q4 2007
•
Collateralized exposure now represents a larger
portion of consumer loan portfolio
•
Unsecured loans credit quality has improved as
overall FICO scores have increased
1
Small and Medium Enterprise
19
$ in millions
Q4 2007 Q1 2015 Q4 2007 Q1 2015 Q4 2007 Q1 2015 Variance
Commercial $7,774 $6,330 $4,515 $1,876 $12,288 $8,206 ($4,082)
Consumer 3,552      3,347      1,698      468        5,249      3,815      (1,434)
Mortgage 2,933      5,465      3,139      1,011     6,071      6,475      404
Construction 1,231      99           237         117        1,468      216         (1,252)
Leases 814         581         -          -         814         581         (233)
Legacy -          -          2,130      78           2,130      78           (2,052)
Subtotal $16,304 $15,821 $11,718 $3,550 $28,021 $19,371 ($8,650)
Doral -          783         -          859        -          1,642      1,642
Total $16,304 $16,605 $11,718 $4,408 $28,021 $21,013 ($7,008)
PR US Total
Loan Composition (Held-in Portfolio)
NCOs
($mm) (%) ($mm) (%) ($mm) (%)
Distribution²
CRE SME
1
$2,938 33% $1,500 23% ($1,438) -49% 24%
C&I SME
1
2,287 25% 793 12% (1,494) -65% 29%
C&I Corp 1,592 18% 1,966 31% 374 23% 5%
Construction 1,231 14% 99 2% (1,132) -92% 36%
CRE Corp 892 10% 1,981 31% 1,089 122% 4%
Multifamily 64 1% 90 1% 26 40% 1%
Total $9,004 $6,429 ($2,575) -29% 100%
¹ Small and Medium Enterprise
BPPR Commercial & Construction Distribution
Q4 2007 Q1 2015 Variance
² NCOs distribution represents the percentage allocation of net charge-offs from Q1 2008 through Q4 2014 per each loan category.
1

Popular, Inc. Credit Ratings
Our senior unsecured ratings have remained stable
Moody’s B2 Positive
Fitch BB- Stable Outlook
S&P B+ Negative
April
Moody’s placing most
of the PR banks under
review with the
possibility of
downgrades, due to
the state of the
Puerto Rico economy
December
Moody’s
downgraded
BPOP to B1;
outlook stable
January
Fitch raised to
BB- from B+;
outlook stable
October
Moody’s
revised outlook
to negative
February
Moody's placed
BPOP on review
for downgrade
May
Moody’s
downgraded
BPOP to B2;
outlook negative
February
S&P Places BPOP on credit
watch negative due to the
general economic
environment in Puerto
Rico; the actions follow
the recent downgrades of
PR Muni Bonds
March
Moody’s placed
BPOP on review
for possible
upgrade due to a
change in their
bank rating
methodology
2012 2013 2014 2015

Investor Presentation First Quarter 2015